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                                                                    EXHIBIT 25.1

                                   ----------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM T-1

       STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939, AS
             AMENDED, OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

          CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                        PURSUANT TO SECTION 305(b)(2) ___

                                 BANK ONE, N.A.

                  Not Applicable                       31-4148768
            (State of Incorporation                 (I.R.S. Employer
           if not a U.S. national bank)            Identification No.)

                100 East Broad Street, Columbus, Ohio 43271-0181
          (Address of trustee's principal executive offices) (Zip Code)

                         c/o Bank One Trust Company, NA
                              100 East Broad Street
                            Columbus, Ohio 43271-0181
                                 (614) 248-5811
            (Name, address and telephone number of agent for service)


                             NABORS INDUSTRIES, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                 93-0711613
(State or other jurisdiction of                       (I.R.S. Employer
incorporation or organization)                        Identification No.)


515 West Greens Road, Suite 1200                           77067
Houston, TX                                              (Zip Code)
(Address of principal executive
office)


               Zero Coupon Convertible Senior Debentures due 2021
                       (Title of the indenture securities)


                                     GENERAL


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1.       GENERAL INFORMATION.
         FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

                  (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

                           Comptroller of the Currency, Washington, D.C.

                           Federal Reserve Bank of Cleveland, Cleveland, Ohio

                           Federal Deposit Insurance Corporation, Washington,
                           D.C.

                           The Board of Governors of the Federal Reserve System, Washington, D.C.

                  (b)      WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST
                           POWERS.

                           The trustee is authorized to exercise corporate trust powers.

2.       AFFILIATIONS WITH OBLIGOR AND UNDERWRITERS.

         IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         The obligor is not an affiliate of the trustee.

16.      LIST OF EXHIBITS.

         (EXHIBITS IDENTIFIED IN PARENTHESES, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS EXHIBITS HERETO.)

Exhibit 1 - A copy of the Articles of Association of the trustee as now in effect. (Incorporated by reference to Exhibit 1 to Form T-1 filed with Registration Statement on Form S-3, File No. 333-44532, filed August 25, 2000.)

Exhibit 2 - A copy of the Certificate of Authority of the trustee to commence business. (Incorporated by reference to Exhibit 2 to Form T-1 filed with Registration Statement on Form S-3, File No. 333-44532, filed August 25, 2000.)

Exhibit 3 - A copy of the Authorization of the trustee to exercise corporate trust powers. (Included in Exhibit 2.)

Exhibit 4 - A copy of the Bylaws of the trustee as now in effect. (Incorporated by reference to Exhibit 4 to Form T-1 filed with Registration Statement on Form S-3, File No. 333-44532, filed August 25, 2000.)

Exhibit 5 - Not applicable.

Exhibit 6 - The consent of the U.S. institutional trustee required by Section 321(b) of the Trust Indenture Act of 1939, as amended. (Incorporated by reference to Exhibit 6 to Form T-1 filed with Registration Statement on Form S-3, File No. 333-44532, filed August 25, 2000.)


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Exhibit 7 - Report of Condition of the trustee as of the close of business on
December 31, 2001, published pursuant to the requirements of the Comptroller of the Company, see attached.

Exhibit 8 - Not applicable.

Exhibit 9 - Not applicable.

Items 3 through 15 are not answered pursuant to General Instruction B which requires responses to Item 1, 2 and 16 only, if the obligor is not in default.


                                    SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, Bank One, NA, a national banking association organized under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Columbus and the State of Ohio, on April 30, 2001.


                                            Bank One, NA


                                            By:   /s/ DAVID KNOX
                                               ---------------------------------
                                               Name:  David Knox
                                               Title: Vice President